UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2019

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01. Other Events.

On February 20, 2019, CMS Energy Corporation (“CMS Energy”) issued and sold $630,000,000  aggregate principal amount of its 5.875% Junior Subordinated Notes due 2079 (the “Notes”), pursuant to a Registration Statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-216355) (the “Registration Statement”), a Preliminary Prospectus Supplement dated February 6, 2019 to the Prospectus dated March 1, 2017, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated February 6, 2019 to the Prospectus dated March 1, 2017 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes.  CMS Energy intends to use the net proceeds to repay the $180 million outstanding term loan under its Term Loan Credit Agreement dated as of June 11, 2015, to repay the $300 million outstanding term loan under its Term Loan Credit Agreement dated as of December 28, 2018, and for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated February 6, 2019 among CMS Energy and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Fifth Third Securities, Inc., as underwriters.

4.1 Eighth Supplemental Indenture dated as of February 20, 2019 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 5.875% Junior Subordinated Notes due 2079 (included in Exhibit 4.1).

5.1 Opinion of Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of CMS Energy, dated February 20, 2019, regarding the legality of the Notes.

8.1 Opinion and Consent of Sidley Austin LLP regarding tax matters.

23.1 Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

23.2 Consent of Sidley Austin LLP (included in Exhibit 8.1).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-216355).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in

CMS Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s Form 10-K for the Year Ended December 31, 2018 and as updated in reports CMS Energy files with the Securities and Exchange Commission. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: February 20, 2019	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer